UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2012

Commission file number: 1-10024

BKF CAPITAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	36-0767530
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432
(Address of Principal Executive Office) (Zip Code)

(561) 362-4199
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8–Other Events.

Item 8.01 Other Events.

On June 12, 2012, BKF Capital Group, Inc. (“BKF”), issued a press release announcing that Institutional Shareholder Services (“ISS”), one of the preeminent independent proxy advisory services to the world’s largest investment funds, has recommended to its clients that they support BKF’s proposalsto remove the current members of the board of directors of Qualstar Corporation (“Qualstar”), fix the Qualstarboard of directors at five membersand elect BKF’s slate of nominees to Qualstar’s board of directors. ISSreleased its report, on Friday June 8, 2012, recommending that shareholders support BKF and vote FOR the BKF proposals at the Special Meeting of Qualstar shareholders scheduled for June 20, 2012. A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibits

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99.1 Press Release, dated June 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2012

BKF CAPITAL GROUP, INC.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson, President

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